SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of report (Date of earliest
                                event reported):
                        March 6, 2006 (February 28, 2006)


                     General Environmental Management, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State of Other Jurisdiction of Incorporation)


     33-55254-38                                       87-0485313
(Commission File Number)                     (IRS Employer Identification No.)

3191 Temple Avenue, Suite 250 Pomona, California                 91768
    (Address of Principal Executive Offices)                  (Zip Code)


                                 (909) 444-9500
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

                   This document contains a total of 3 pages.


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Item 1.01  Entry into a Material Definitive Agreement

On March 10, 2006, the registrant entered into a Stock Purchase Agreement ("Agreement") with K2M Mobile Treatment Services, Inc. of Long Beach, California ("K2M"), a privately held company, pursuant to which the registrant acquired all of the issued and outstanding common stock of K2M. K2M California-based provider of mobile wastewater treatment and vapor recovery services.

In consideration of the acquisition of the issued and outstanding common stock of K2M registrant paid $1.5 million in cash to the stockholders of K2M.

As a result of the Agreement, K2M becomes a wholly-owned subsidiary of the registrant.

Item 2.01   Completion of Acquisition or Disposition of Assets

On March 10, 2006, the registrant entered into a Stock Purchase Agreement ("Agreement") with K2M Mobile Treatment Services, Inc. of Long Beach, California ("K2M"), a privately held company, pursuant to which the registrant acquired all of the issued and outstanding common stock of K2M. K2M California-based provider of mobile wastewater treatment and vapor recovery services.

In consideration of the acquisition of the issued and outstanding common stock of K2M registrant paid $1.5 million in cash to the stockholders of K2M.

As a result of the Agreement, K2M becomes a wholly-owned subsidiary of the registrant.

For purposes of accounting for the acquisition of the business of K2M, the effective date of the Agreement was March 1, 2006.

Item 9.01         Financial Statements and Exhibits

Financial statements of are not included with this initial report. Any required financial statements of the business acquired, or pro forma financial statements required by Article 11 of Regulation S-X, will be filed in a subsequent report within 71 days of the date of this initial report.

Attached to this report is the Stock Purchase Agreement the press release issued by the registrant announcing the completion of the acquisition.

Exhibit No.       Description

   10.1           Stock Purchase Agreement Dated March 10, 2006

   99             Press Release dated March 9, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


General Environmental Management, Inc


By: /s/ Timothy Koziol
--------------------------------
 Timothy Koziol, Chief Executive Officer

Date: March 16, 2006